EXHIBIT 31.1

Certification Pursuant to
Securities Exchange Act Rules 13a-14 and 15d-14
as Adopted Pursuant to Section 302 of the
Sarbanes-Oxley Act of 2002

I, Robert Stevens, certify that:

1.	I have reviewed the annual report on Form 10-K of Dematco, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material  fact necessary to make the  statements  made, in light of the  circumstances under which such  statements  were made, not misleading with respect to the period covered by this quarterly report;

3.
Based on my knowledge,  the financial  statements,  and other financial information  included in this report,  fairly present in all material  respects the financial  condition,  results of operations and cash flows of the  registrant as of, and for, the periods  presented in this report;

4.
I am responsible for establishing and maintaining  disclosure  controls and  procedures  (as  defined  in  Exchange  Act  Rules  13a-15(e)  and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)
designed such disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under my supervision,  to ensure that material  information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during  the  period in which  this  quarterly  report is being prepared;

b)
Designed such internal control over financial reporting, or caused such  financial  control over internal  reporting to be designed  under  my  supervision,   to  provide   reasonable assurance regarding the reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness  of the  registrant’s  disclosure controls and  procedures  and  presented  in this  report my conclusions about the effectiveness of the disclosure controls and procedures as of the end of the  period  covered by this report based on such evaluation; and

d)
disclosed in this  report  any  change  in the  registrant’s internal control over financial reporting that occurred during the registrant’s  most  recent  fiscal   quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that  has materially affected, or is  reasonably  likely   to materially affect,  the  registrant’s  internal  control over  financial reporting; and

5.
I have  disclosed,  based  on my most  recent  evaluation  of  internal control over financial reporting,  to the registrant’s auditors and the audit  committee  of  registrant’s   board  of  directors  (or  persons performing the equivalent functions):

a)
all significant  deficiencies  and material  weaknesses in the design  or  operation  of  internal  control  over  financial reporting which are reasonably  likely to adversely affect the registrant’s ability to record, process,  summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

October 14, 2009	By:	/S/ ROBERT STEVENS
Robert Stevens
Chief Executive Officer and Chief
Financial Officer